UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549-1004
___________________

FORM 8-K
___________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 28, 2015
___________________

GENERAL MOTORS COMPANY
(Exact Name of Registrant as Specified in its Charter)
___________________

DELAWARE (State or other jurisdiction of incorporation)	001-34960 (Commission File Number)	27-0756180 (I.R.S. Employer Identification No.)
300 Renaissance Center, Detroit, Michigan (Address of Principal Executive Offices)	48265-3000 (Zip Code)

(313) 556-5000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective July 28, 2015, the Executive Compensation Committee of the General Motors Company (the “Company”) authorized a Driving Stockholder Value Grant (the “Grant”) of stock options under the Company’s 2014 Long-Term Incentive Plan (the "LTIP"). The Grant will be made to senior leaders of the Company to maintain the leadership consistency needed to achieve the Company’s short- and long-term goals. As a condition of accepting the Grant, each recipient will be required to execute an Award Agreement containing non-compete and non-solicitation covenants.

Each stock option has an exercise price of $31.32 and is exercisable upon vesting for a period of 10 years, subject to the terms of the Award Agreement and the LTIP. The exercise price was determined based on the July 28, 2015 closing price of the Company's common stock on the New York Stock Exchange. The number of stock options awarded pursuant to the Grant to our Named Executive Officers are listed below:

Name	Title	Stock Options
Mary T. Barra	Chief Executive Officer	2,603,037
Daniel Ammann	President	976,139
Mark L. Reuss	Executive Vice President, Global Product Development, Purchasing and Supply Chain	829,719
Charles K. Stevens, III	Executive Vice President and Chief Financial Officer	623,645
Karl-Thomas Neumann	Executive Vice President & President, Europe Chairman of the Management Board of Opel Group GmbH	585,684

Of the total stock options awarded under the Grant, 40% will vest on February 15, 2017 and the remaining 60% will vest upon the satisfaction of performance conditions. These performance stock options will vest in three equal annual installments commencing February 15, 2018, if and to the extent that the Company’s total shareholder return (“TSR”) meets or exceeds the median TSR of the Original Equipment Manufacturers (other than the Company) included in the Dow Jones Automobiles and Parts Titans 30 Index (as of July 28, 2015) measured for the period from the grant date through December 31st of the year immediately preceding each vesting date.

The terms of the Grant are materially consistent with the terms of the LTIP disclosed in the Company’s proxy statement for the 2014 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on April 25, 2014.

The foregoing description of the Grants is qualified in its entirety by the terms and conditions set forth in the form of Award Agreement related to the Grant, a copy of which is attached as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

EXHIBIT

Exhibit	Description	Method of Filing

Exhibit 10.1	Form of Award Agreement	Attached as Exhibit

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY (Registrant)
/s/ CRAIG B. GLIDDEN
Date: July 30, 2015	By:	Craig B. Glidden Executive Vice President & General Counsel